                                                                    Exhibit 10.9

                                                               EXECUTION VERSION

                          AMENDED AND RESTATED PATENT,
                   TRADEMARK AND COPYRIGHT SECURITY AGREEMENT

          THIS AMENDED AND RESTATED PATENT, TRADEMARK AND COPYRIGHT SECURITY AGREEMENT (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Agreement"), dated as of March 30, 2007, is made by DYNAMIC DETAILS, INCORPORATED, a California corporation ("Details"), DYNAMIC DETAILS INCORPORATED, VIRGINIA, a Delaware corporation ("Virginia"), DYNAMIC DETAILS INCORPORATED, SILICON VALLEY, a Delaware corporation ("Valley"), DDI SALES CORP., a Delaware corporation ("Sales"), SOVEREIGN CIRCUITS, INC., an Ohio corporation ("Sovereign Inc.") and SOVEREIGN FLEX PRODUCTS LLC, an Ohio limited liability company ("Sovereign Flex" and together with Sovereign Inc., Details, Virginia, Valley and Sales are sometimes collectively referred to herein as "Borrowers"), LAMINATE TECHNOLOGY CORP., a Delaware corporation ("Laminate" and together with Details, Virginia and Valley, are sometimes collectively referred to herein as "Original Borrowers"), DYNAMIC DETAILS INCORPORATED, COLORADO SPRINGS, a Colorado corporation ("Colorado"), DYNAMIC DETAILS TEXAS, LLC, a Delaware limited liability company ("Texas"), DDI-TEXAS INTERMEDIATE PARTNERS II, L.L.C., a Delaware limited liability company ("DTIP"), DDI-TEXAS INTERMEDIATE HOLDINGS II, L.L.C., a Delaware limited liability company ("DTIH"), DYNAMIC DETAILS, L.P., a Delaware limited partnership ("DDLP" and together with Laminate, Colorado, Texas, DTIP and DTIH are sometimes collectively referred to herein as "Guarantors" and individually as a "Guarantor"), (Borrowers and Guarantors are sometimes collectively referred to herein as "Grantors" and individually as a "Grantor"), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as agent (in such capacity, "Agent") for the lenders ("Lenders") from time to time party to the Credit Agreement (as defined below).

                                    RECITALS

          A. Borrowers, Guarantors, and certain affiliates, Agent and Lenders are parties to that certain Amended and Restated Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, including all annexes, exhibits and schedules thereto, the "Credit Agreement") dated as of even date herewith, which Credit Agreement amends and restates in its entirety the Credit Agreement (as amended) (the "Original Credit Agreement" dated as of March 30, 2004 and entered into by and among the Original Borrowers, Guarantors, Agent and Lenders (the "Loan Parties").

          B. Pursuant to the Credit Agreement, Lenders have agreed to extend certain additional financial accommodations to or for the direct or indirect benefit of Grantors and to maintain and make Loans under the Original Credit Agreement.

          C. In order to induce Agent and Lenders to enter into the Credit Agreement and to secure the Obligations of each Grantor, Grantors have agreed to execute and deliver to Agent, for the benefit of Agent and Lenders, that certain Amended and Restated Security Agreement of even date herewith made by Grantors in favor of Agent (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement").

          D. Pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of Agent and Lenders, this Agreement and pursuant thereto to amend and restate in its entirety and continue the effectiveness of the Patent, Trademark and Copyright Security Agreement dated as of March 30, 2004 (the "Original IP Security Agreement") and entered into by the Loan Parties to secure the Obligations (as defined in the Original Credit Agreement). These recitals shall be construed as part of this Agreement.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor and Agent hereby agree as follows:

          1. Definitions. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in Annex A to the Credit Agreement shall be applied herein as defined or established therein. All other undefined terms contained in this Agreement, unless the context indicates otherwise, shall have the meanings provided for by the Code to the extent the same are used or defined therein.

          2. Grant of Security Interest in Intellectual Property Collateral. To secure the prompt and complete payment, performance and observance of all of the Obligations, each Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Agent, for the benefit of Agent and Lenders and each Grantor hereby confirms the existing and continuing grant, conveyance, mortgage, pledge, hypothecation and transfer to Agent, for the benefit of Agent and Lenders of, a Lien upon all its right, title and interest in, to and under the following property, whether now owned by or owing to, or hereafter acquired by or arising in favor of, such Grantor (including under any trade names, styles or divisions of such Grantor), and regardless of where located (collectively, the "Intellectual Property Collateral"):

               (a) all of such Grantor's Patents and Patent Licenses to which it is a party, including those referred to in Part A to Schedule I hereto;

               (b) all of such Grantor's Trademarks and Trademark Licenses to which it is a party, including those referred to in Part B to Schedule I hereto;

               (c) all of such Grantor's Copyrights and Copyright Licenses to which it is a party, including those referred to in Part C to Schedule I hereto;

               (d) all reissues, continuations or extensions of the foregoing;

               (e) all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and other General Intangibles with respect to the foregoing; and

               (f) all Proceeds of the foregoing, including (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Person from time to time with respect to any of the foregoing, (ii) any and all payments (in any form whatsoever) made or due and payable to any Person from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the foregoing by any Governmental Authority (or any Person acting under color of Governmental Authority), (iii) any claim of any Person against third parties for (A) past, present or future infringement of any Patent or Patent License, (B) past, present or future infringement of any Copyright or Copyright License, (C) past, present or future infringement or dilution of any Trademark or Trademark License, or (D) injury to the goodwill associated with any Trademark or Trademark License, (iv) any recoveries by any Person against third parties with respect to any litigation or dispute concerning any of the foregoing, and (v) any and all other amounts from time to time paid or payable under or in connection with any of the foregoing, upon disposition or otherwise.

          3. Security Agreement. The Lien granted pursuant to this Agreement is granted in conjunction with the Liens granted to Agent, for the benefit of Agent and Lenders, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Liens granted under this Agreement are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

          4. Amendment And Restatement; Reaffirmation.

               (a) Effective as of the date of this Agreement (the "Restatement Date"), the Original IP Security Agreement is hereby amended, restated and superseded in its entirety. The parties hereto acknowledge and agree that
     (i) this Agreement executed and delivered in connection with the Credit Agreement and the other Loan Documents does not constitute a novation, payment or termination of the "Obligations" (as defined in the Original IP Security Agreement) under the Original IP Security Agreement as in effect prior to the Restatement Date; (ii) such "Obligations" are in all respects continuing with only the terms thereof being modified as provided in the Credit Agreement; (iii) the grant of security interest in and lien on the Collateral as granted under the Original IP Security Agreement securing payment of such "Obligations" is in all respects continuing and in full force and the Collateral secures the payment of the Obligations (as defined in this Agreement) and such grant is hereby fully ratified and affirmed; and (iv) upon the effectiveness of this Agreement, all "Obligations" referred to in the Original IP Security Agreement immediately before the effectiveness of this Agreement will be part of the Obligations (as defined in this Agreement) on the terms and conditions set forth in this Agreement. Without limitation of the foregoing, each Grantor hereby fully and unconditionally ratifies and affirms the Original IP Security Agreement and agrees that all the Collateral granted thereunder shall from and after the date hereof secure all the Obligations (as defined in this Agreement).

               (b) Notwithstanding the modifications effected by this Agreement of the representations, warranties and covenants of any Grantor contained in the Original IP Security Agreement, each Grantor acknowledges and agrees that any causes of action or other rights created in favor of Agent and Lenders and their respective successors arising out of the representations and warranties of such Grantor contained in or delivered in connection with the Original IP Security Agreement or any other Loan Document executed in connection therewith shall survive the execution and delivery of this Agreement.

               (c) All indemnification obligations of the Grantors arising under the Original IP Security Agreement (including any arising from a breach of the representations thereunder) shall survive the amendment and restatement of the Original IP Security Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties have executed this Patent, Trademark and Copyright Security Agreement as of the date first set forth above.

"GRANTORS"

DYNAMIC DETAILS, INCORPORATED           DYNAMIC DETAILS, INCORPORATED, VIRGINIA


By: /S/ SALLY L. GOFF                   By: /S/ SALLY L. GOFF
    ---------------------------------       ------------------------------------
Name: Sally L. Goff                     Name: Sally L. Goff
Title: Vice President & Chief           Title: Vice President & Chief Financial
       Financial Officer                       Officer


DYNAMIC DETAILS INCORPORATED, SILICON   DDi SALES CORP.
VALLEY

                                        By: /S/ SALLY L. GOFF
By: /S/ SALLY L. GOFF                       ------------------------------------
    ---------------------------------   Name: Sally L. Goff
Name: Sally L. Goff                     Title: Vice President & Chief Financial
Title: Vice President & Chief                  Officer
       Financial Officer


DYNAMIC DETAILS TEXAS, LLC              DDi-TEXAS INTERMEDIATE PARTNERS II,
                                        L.L.C.

By: /S/ SALLY L. GOFF
    ---------------------------------   By: /S/ SALLY L. GOFF
Name: Sally L. Goff                         ------------------------------------
Title: Vice President & Chief           Name: Sally L. Goff
       Financial Officer                Title: Vice President & Chief Financial
                                               Officer


DDi-TEXAS INTERMEDIATE HOLDINGS II,     DYNAMIC DETAILS INCORPORATED, COLORADO
L.L.C.                                  SPRINGS


By: /S/ SALLY L. GOFF                   By: /S/ SALLY L. GOFF
    ---------------------------------       ------------------------------------
Name: Sally L. Goff                     Name: Sally L. Goff
Title: Vice President & Chief           Title: Vice President & Chief Financial
       Financial Officer                       Officer


DDi CORP.                               DDi CAPITAL CORP.


By: /S/ SALLY L. GOFF                   By: /S/ SALLY L. GOFF
    ---------------------------------       ------------------------------------
Name: Sally L. Goff                     Name: Sally L. Goff
Title: Vice President & Chief           Title: Vice President & Chief Financial
       Financial Officer                       Officer

DDi INTERMEDIATE HOLDINGS CORP.         DYNAMIC DETAILS, L.P.

                                        By: DDi-TEXAS INTERMEDIATE PARTNERS II,
By: /S/ SALLY L. GOFF                       L.L.C., its General Partner
    ---------------------------------
Name: Sally L. Goff
Title: Vice President & Chief           By: /S/ SALLY L. GOFF
       Financial Officer                    ------------------------------------
                                        Name: Sally L. Goff
                                        Title: Vice President & Chief Financial
                                               Officer


LAMINATE TECHNOLOGY CORP.


By: /S/ SALLY L. GOFF
    ---------------------------------
Name: Sally L. Goff
Title: Vice President & Chief
       Financial Officer


SOVEREIGN CIRCUITS, INC.                SOVEREIGN FLEX PRODUCTS LLC

                                        By: SOVEREIGN CIRCUITS, INC.
By: /S/ SALLY L. GOFF                   Its Sole Member
    ---------------------------------
Name: Sally L. Goff
Title: Vice President & Chief           By: /S/ SALLY L. GOFF
       Financial Officer                    ------------------------------------
                                        Name: Sally L. Goff
                                        Title: Vice President & Chief Financial
                                               Officer


Agreed and Acknowledged by:

"AGENT"

GENERAL ELECTRIC CAPITAL CORPORATION


By: /S/ PHILIP CARFORA
    ---------------------------------
    Philip Carfora
    Duly Authorized Signatory

                                                               EXECUTION VERSION

                                   SCHEDULE I

                                       to

                              PATENT, TRADEMARK AND
                          COPYRIGHT SECURITY AGREEMENT

I.   DYNAMIC DETAILS, INCORPORATED

     A.   Patents

          Dynamic Details, Inc. has the following patent application: Printed Circuit Board with Stacked Microvias (App. No. 60/793,370 - USPTO)

     B.   Trademarks

          1.   Service Mark "Dynamic Details" (Reg. No. 2,409,371 - USPTO).

          2.   Trademark "Dynamic Details" (Reg. No. 2,517,988 - USPTO).

          3.   Trademark "Dynamic Details" (Reg. No. 1219617 - European
               Community).

          4.   Trademark "DDi" (Reg. No. 2,370,315 - USPTO).

          5.   Trademark "DDi" (and Design) (Reg. No. 1219260 - European
               Community).

          6.   Service mark "DDi" (Reg. No. 2,409,942 - USPTO).

          7.   Application for "DDI" in Canada (App. No. 2370315).

          8. Application for "Dynamic Details Canada" in Canada (App. No. 1119581, 1119582 CDN).

     C.   Copyrights. None.

II.  DYNAMIC DETAILS, INCORPORATED, VIRGINIA

     A.   Patents. None

     B.   Trademarks. None.

     C.   Copyrights. None.

III. DYNAMIC DETAILS INCORPORATED, SILICON VALLEY

     A.   Patents. None

     B.   Trademarks. None.

     C.   Copyrights. None.

IV.  LAMINATE TECHNOLOGY CORP.

     A.   Patents. None

     B.   Trademarks. None.

     C.   Copyrights. None.

V.   SOVEREIGN CIRCUITS, INC.

     A.   Patents. None

     B.   Trademarks. None

     C.   Copyrights. None

VI.  SOVEREIGN FLEX PRODUCTS LLC

     A.   Patents. None

     B.   Trademarks. None

     C.   Copyrights. None

VII. DYNAMIC DETAILS INCORPORATED, COLORADO SPRINGS

     A.   Patents. None

     B.   Trademarks. None.

     C.   Copyrights. None.

VIII. DDI SALES CORP.

     A.   Patents. None

     B.   Trademarks. None.

     C.   Copyrights. None.

IX.  DYNAMIC DETAILS TEXAS, LLC

     A.   Patents. None

     B.   Trademarks. None.

     C.   Copyrights. None.

X.   DDI-TEXAS INTERMEDIATE PARTNERS II, L.L.C.

     A.   Patents. None

     B.   Trademarks. None.

     C.   Copyrights. None.

XI.  DDI-TEXAS INTERMEDIATE HOLDINGS II, L.L.C.

     A.   Patents. None

     B.   Trademarks. None.

     C.   Copyrights. None.

XII. DYNAMIC DETAILS, L.P.

     A.   Patents. None

     B.   Trademarks. None.

     C.   Copyrights. None.


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